UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure, Election, or Appointment of Directors or Officers

Dr. Anthony P. Taylor has reached the mandatory retirement age under the Company’s Bylaws and Corporate Governance Guidelines and was not eligible to stand for re-election at the Annual Meeting. Dr. Taylor also served as a member and as Chairman of the Company’s Corporate Governance and Directors Nominating Committee, and was a member of the Health, Safety, Environmental and Technical Committee, and Compensation Committee. Dr. Taylor had been a member of the Company’s Board since 2002.

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Hecla Mining Company (“our,” “we,” or “Hecla”) held on May 25, 2017, our shareholders were asked to consider and vote upon the following eight proposals: (1)  election of two nominees to our Board of Directors to hold office until the 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2) ratification of the Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm for the calendar year 2017; (3) approval, on an advisory basis, of the compensation of our named executive officers; (4) approval, on an advisory basis, of the frequency of the vote on executive compensation; (5) approval of amended and restated Hecla Mining Company Stock Plan for Nonemployee Directors; (6) amendment to our Certificate of Incorporation to increase the number of authorized shares from 500,000,000 to 750,000,000; (7) amendment to our Certificate of Incorporation and Bylaws to remove certain 80% supermajority voting provisions; and (8) amendments to our Certificate of Incorporation and Bylaws to permit shareholders to call special meetings of shareholders under certain circumstances.

On the record date of March 27, 2017, there were 395,826,290 shares of Hecla common stock issued and outstanding and entitled to vote at the Annual Meeting. The count of shares present at the meeting, in person or proxy, was 317,337,927, or 80.17% of the outstanding shares of common stock of Hecla. For each proposal, the results of shareholder voting were as follows:

Proposal 1.   Election of Two Director Nominees. The shareholders elected each of the director nominees proposed by our Board of Directors to serve until the 2020 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Phillips S. Baker, Jr.	220,392,882	3,506,871	828,916	92,609,258
George R. Johnson	220,336,639	2,710,354	1,681,676	92,609,258

Proposal 2. Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm. Our shareholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
312,346,372	3,176,097	1,815,458

There were no broker non-votes with respect to Proposal 2.

Proposal 3.   Advisory Vote on Executive Compensation. Our shareholders approved the compensation of Hecla’s named executive officers. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
215,914,562	7,588,922	1,225,185	92,609,258

Proposal 4.   Advisory Vote on Frequency of Executive Compensation Vote. The following is a breakdown of the voting results on the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain
164,251,877	2,240,746	57,201,596	1,034,450

There were no broker non-votes with respect to Proposal 4.

As a result, we will continue to annually hold an advisory vote on the executive compensation program for our named executive officers.

Proposal 5. Approval of Amended and Restated Hecla Mining Company Stock Plan for Nonemployee Directors. The following is a breakdown of the voting results on the amendment:

Votes For	Votes Against	Abstain	Broker Non-Votes
207,333,727	15,979,225	1,415,717	92,609,258

The affirmative vote of a majority of votes cast at the Annual Meeting, whether in person or by proxy, was required for approval of Proposal 5, and thus the proposal was approved.

Proposal 6. Approval of Amendment to the Company’s Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 500,000,000 to 750,000,000. The following is a breakdown of the voting results on the amendment:

Votes For	Votes Against	Abstain
277,161,310	34,407,081	5,769,536

There were no broker non-votes with respect to Proposal 6. The affirmative vote of the holders of a majority of outstanding shares of common stock entitled to vote thereon was required for approval of Proposal 6, and thus the proposal was approved. A copy of the Certificate of Amendment to the Certificate of Incorporation is filed as Exhibit 3.1 to this report.

Proposal 7. Approval of Amendments to the Company’s Certificate of Incorporation and Bylaws to Remove Certain 80% Supermajority Voting Provisions. The following is a breakdown of the voting results on the amendments:

Votes For	Votes Against	Abstain	Broker Non-Votes
214,732,478	8,976,539	1,019,652	92,609,258

The affirmative vote by at least 80% of our outstanding shares of common stock eligible to vote was required for approval of Proposal 7. The proposal received the affirmative vote of only 54.24% of the outstanding shares, which was not enough for it to pass.

Proposal 8. Approval of Amendments to the Company’s Certificate of Incorporation and Bylaws to Permit Shareholders to Call Special Meetings of Shareholders under Certain Circumstances. The following is a breakdown of the voting results on the amendments:

Votes For	Votes Against	Abstain	Broker Non-Votes
219,201,950	4,713,205	813,514	92,609,258

The affirmative vote by at least 80% of our outstanding shares of common stock eligible to vote was required for approval of Proposal 8. The proposal received the affirmative vote of only 55.37% of the outstanding shares, which was not enough for it to pass.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Hecla Mining Company. *

____________________

*             Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: June 1, 2017

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